Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADA
Advancing Cleaner Energy

CLEAN COAL
SOLUTIONS LLC.

BCSI
Keeping Industry Moving

Investor Presentation September 2013 www.advancedemissionssolutions.com © 2012-2013 Advanced Emissions Solutions, Inc. Exhibit 99.1

This page intentionally left blank © 2012-2013 Advanced Emissions Solutions, Inc. -2-

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of
1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations and legislation; future supply and demand;
the ability of our technologies to assist our customers in complying with government regulations and related matters.
These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.
Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so. We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this presentation.
SAFE HARBOR
© 2012-2013 Advanced Emissions Solutions, Inc. -3-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

BCSI Keeping Industry Moving

ADA Advancing Cleaner Energy

CLEAN COAL SOLUTIONS LLC.

ADA-ES, Inc.
100% owned ADES
BCSI, LLC
100% owned ADES
Clean Coal Solutions, LLC
42.5% owned ADA-ES, Inc.
Operating Companies
CORPORATE
STRUCTURE
(EFFECTIVE JULY 1, 2013)
© 2012-2013 Advanced Emissions Solutions, Inc. -4-

A family of companies that has been providing emission control solutions to the power industry for more than 30 years
ADVANCED EMISSION SOLUTIONS
© 2012-2013 Advanced Emissions Solutions, Inc. -5-
Portfolio of proprietary, low CAPEX technologies to meet pollution control mandates. 19 patents issued or allowed
Customers include most of the leading electric power companies
Strong and growing cash flows from Refined Coal business through 2021 (CCS)
Emission Control at early stage of compliance ramp. Near-term equipment market, longer-term consumables supply market (ADA and BCSI)
10M shares outstanding, no significant LT debt, $12.3M in cash at 2Q13 which does not include more than $14M in lease prepayments received by CCS joint venture in late July

Near-term growth opportunities
Refined Coal
Creates $1B equipment
market
ADA leading provider of
equipment to meet MATS
Activated Carbon Injection
Systems
Dry Sorbent Injection
Systems
Equipment backlog buildup
MATS to create annual
market of $1-$2B for
consumables to control
mercury (e.g. AC,
chemical enhancements)
ADA offers proprietary
chemical technology
applied prior to
combustion that reduces
AC requirements
Addressable market of
~600M tons of western
coal per year
Equipment
Consumables
© 2012-2013 Advanced Emissions Solutions, Inc.
Mercury Control (MATS)
Clean Coal Solutions (CCS)
42.5% ADA
42.5% NexGen
15% Goldman-Sachs
28 facilities eligible for
Section 45 Tax Credits of
$6.59/ton (escalating)
through 2021
7 facilities generating more
than $75M in annual
payments to CCS (ADA
42.5%)
Remaining facilities
expected to be leased/sold
by YE2014
Expect ~$300M in annual
CCS revenues at +90%
margin by 2015
MATS rule took effect in 2012, compliance by 2015-2016

$33.2M at 2Q13
$25.3M at 4Q12 and
$4.5M at 2Q12

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Emissions Control Equipment (NO_x, SO_2, Particulate)
ACI System for mercury
Boiler
Coal Pile

Refined Coal- $0 cost to utility
M-Prove
TM
Technology ~$100k
capex, $1-$4/ton reduced
compliance cost
ACI/DSI- $1-$3M in capex
Scrubber, SCR- $100M+
in capex
Large E&C
firms
© 2012-2013 Advanced Emissions Solutions, Inc.
ACI System
DSI  System
PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal (ADA's share)
Mercury Control Equipment (e.g. ACI, DSI systems)
Mercury Control Consumables (e.g. M-Prove )
New Technology
2009-2012A
2013-2016E
2017-2020E

-8- TM © 2012-2013 Advanced Emissions Solutions, Inc. EXPECTED REVENUE MIX TRAJECTORY

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

CLEAN COAL SOLUTIONS LLC.

CLEAN COAL SOLUTIONS JV OWNERSHIP STRUCTURE

GOLDMAN SACHS
15%
ADA
42.5%
NEXGEN
42.5%

-9- © 2012-2013 Advanced Emissions Solutions, Inc.
Owns 28 facilities eligible for Section 45 Tax Credits of $6.59/ton (escalating)
through 2021
To qualify for Section 45, the RC facility must reduce mercury by 40% and NOx by
20% and have been “placed in service” on or prior to December 31, 2011
CLEAN COAL SOLUTIONS, LLC (CCS)
REFINED COAL

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

CLEAN COAL SOLUTIONS LLC

CLEAN COAL SOLUTIONS LLC

CCS LEASES THE RC FACILITY TO A THIRD-PARTY INVESTOR
© 2012-2013 Advanced Emissions Solutions, Inc.
Pays ~$2-$2.50/ton for chemicals and labor
CCS receives ~$7.50/ton in tax
benefits
RC investor
RC Investor receives more than
$8.00/ton in tax benefits (assuming
a 35% tax rate)
Utility gets free
emission reductions
Pays ~$2-$2.50/ton for chemicals and labor
INITIAL START-UP: CCS OPERATES THE RC FACILITY AND RETAINS THE TAX CREDITS
CCS receives ~$3-$4/ton in rental income
Utility gets free
emission reductions
Pays ~$1/ton
to utility
REFINED
COAL: MONETIZATION
DYNAMICS

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL: *FINANCIAL RESULTS OF RETAINING TONS AND TAX CREDITS*

Current Period
Future Period
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
-$40
Operating Cost
($3/Ton)
Raw Coal Cost
($40/Ton)
$40 /Ton
RC Sales
$7.50 /Ton
Value of Tax Credits and Benefits

Cost of retained tons
Tax credits generated
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Cumulative Tax Credits (CCS)
$70
$60
$50
$40
$30
$20
$10
$0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

CCS may operate an RC facility prior to finalizing contracts with an RC investor
•
Faster way to initiate long-term operations with the host power plant
•
Provides operating assurance to potential 3
rd
party RC investors
•
Very attractive returns to CCS. ~$3/Ton in operating costs generates
~$7.50/ton in tax benefits
Note: ADA’s 42.5% share of tax credits included in net deferred tax assets. NDTA are offset by a valuation allowance as discussed in the footnotes to the financial statements.
Retained RC Results (CCS)
© 2012-2013 Advanced Emissions Solutions, Inc. -11-

UPDATE ON 28 REFINED COAL FACILITIES
~22MT/yr
7 facilities
generating
$75M + in
annual
revenues to
CCS
Operating
RC Facilities
3 facilities
retained
by CCS
~7MT/yr
~55MT/yr
3 facilities
using
CyClean
TM
technology
likely to
close in
2014
11 facilities
that will use
M-45-PC
TM
technology in
various
stages of
discussions
~5MT/yr
~9MT/yr
4 facilities
scheduled
to begin
operating
in 2H13
treating a
total of
16MT/yr
~14MT/yr
RC Facilities Waiting to Commence Long-term Operations
© 2012-2013 Advanced Emissions Solutions, Inc. -12-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

KEY
PRB Coal
BIT Coal
Lignite

KEY
TESTING/DEMONSTRATIONS
SYSTEMS INSTALLED

EMISSIONS CONTROL - EQUIPMENT
Installed/installing ACI systems on over 60
boilers at coal-fired power plants
Sold through our BCSI subsidiary
© 2012-2013 Advanced Emissions Solutions, Inc.
ACTIVATED CARBON INJECTION SYSTEMS
DRY SORBENT INJECTION SYSTEMS

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

MATS Market
$800
$600
$400
$200
$0
Wins to date
Bids/Potential projects
Expected future RFPs

EC Revenues and Backlog
Equipment Revenue
Backlog
$35
$30
$25
$20
$15
$10
$5
$0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

EMISSION CONTROL EQUIPMENT ($ IN MILLIONS)
MATS market developing as expected
$1-$2B market for consumables to control mercury starting in 2016
ADA is prepared for the equipment market
Supply agreements already in place, engineering capabilities expanded
Ample (and growing) cash balance
© 2012-2013 Advanced Emissions Solutions, Inc. -14-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Mercury Control Consumables: M-Prove™ Technology

2011 Coal Production by Region
Million Short Tons (percent change from 2010)

Western (includes Alaska)
587.1
Interior
169.9
(9.1%)
Appalachian
335.1
(0.0%)

Source: U.S. Energy Information Administration, *Quarterly Coal Report*, October-December 2011 (April 2012), preliminary 2011 data. Production does not include refuse recovery.

Figure 104. Coal production by region, 1970-2040 (quadrillion Btu)

History
2011
Projections
30
20
10
0
Total
Appalachia
West
Interior
1970
1980
1990
2000
2010
2020
2030
2040
eia

Patented technology designed to enable Western and
lignite coals to burn with lower mercury emissions
U.S. burns up to 600M tons of Western Coal per year
$1.00-$4.00/ton in benefits to customer
Technology has been licensed to Arch Coal to apply to
their PRB coals at the mine
Royalty agreement: payments to ADA of up to $1.00/ton
based on a portion of the premium paid on treated coal
sales
ADA retains rights to apply technology at power plants
Initial market: states with mercury regulations already in
place
MATS expected to create market starting in 2016
Continued demonstration of technology to customers
© 2012-2013 Advanced Emissions Solutions, Inc. -15-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

CO_2 Capture: Overview

Developing proprietary solid sorbent capture
technology to capture CO
2
from flue gas in
conventional coal-fired boilers
DOE and industry funding:
Phase I - $3.8 M, R&D at 1 KWe scale,
Completed in 2011
Phase II - $20.5 M, 51-month contract to
validate technology at 1 MWe scale
Pilot Design: 2012, Construction: 2013, Testing: 2014
Located at Southern Company’s Plant Miller
Advantages over competing technologies:
For customer: lower cost and less parasitic
energy
For ADA: continuous revenues from sale of
proprietary chemical sorbents
Pilot under construction
© 2012-2013 Advanced Emissions Solutions, Inc. -16-

RC opportunities expected to provide substantial
growth in revenues, profits and cash flows in 2013,
and consistent revenue streams through 2021
MATS compliance requirements are driving
significant near-term market for equipment
M-ProveTM technology and royalty opportunity
expected to produce additional growth beyond MATS
equipment market
Developing solid sorbent capture technology to
capture CO2 from flue gas in conventional coal-fired
boilers
KEY TAKEAWAYS
© 2012-2013 Advanced Emissions Solutions, Inc. -17-

APPENDIX © 2012-2013 Advanced Emissions Solutions, Inc. -18-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

SOURCES OF U.S. ELECTRICITY, 2011
1%
19%
13%
25%
42%
Coal
Natural Gas
Nuclear
Renewables
Petroleum

Source: U.S. EIA, March 2012
© 2012-2013 Advanced Emissions Solutions, Inc.
Coal expected to provide ~ 40% of America’s
electricity in 2035 according to Department of
Energy
1,200 existing coal-fired power plants in the US
generate the majority of the nation’s
electricity, and consume ~ 900M to 1B tons of
coal each year
EPRI estimates that the coal-fired power
industry will invest $275 billion in retrofits
through 2035
Lower coal prices benefit our customers
11 new coal-fired power projects currently
have permits and are expected to begin
construction in the next year
The energy in America’s recoverable coal
reserves is equivalent to 1 trillion barrels of oil
– about equal 2/3rds of the world’s  known
reserves
In order to maintain its leadership position,
coal must burn cleaner
Coal Energy

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Coal Consumption for Electricity (000 tons)
Coal as a % of Electricity Generation
60%
50%
40%
30%
20%
10%
0%
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

COAL AND US ELECTRICITY GENERATION
Source: EIA
2012: lowest power demand since 1987, natural gas prices reach a low of $1.91/MM/btu- 2012 average of $2.77/MMbtu
© 2012-2013 Advanced Emissions Solutions, Inc. -20-

MERCURY CONTROL- 15 YEARS IN THE MAKING
EPA
determines it
necessary to
regulate
mercury
2000 2009 2005 2008
EPA issues
Clean Air
Mercury Rule
D.C. Circuit Court
vacates the Clean Air
Mercury Rule
EPA proposes
new rule to
replace the
vacated CAMR
Mercury Air Toxic
Standards (MATS)
EPA issues final
Mercury Air
Toxic Standards
(MATS)
Compliance
deadline for MATS.
Plants can apply
for an extension
2011 2012 2015/16
Technology
commercially
proven
© 2012-2013 Advanced Emissions Solutions, Inc. -21-
EPA issues draft of

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

	6/30/13	12/31/12
Cash & Cash Equivalents	$12.3*	$9.7
Working Capital**	$(18.0)	$(24.1)
Long-term Liabilities***	$14.3	$6.5
Shares Outstanding	10.1	10.0

$s in Millions
* Does not include the impact of more than $14 million in RC lease prepayments received by CCS in late July 2013
**Included in working capital at 6/30/13 are current liabilities  of  $7.2 million in deposits and $23.4 million in deferred revenue related to Clean Coal.
Included in working capital at 6/30/12 are current liabilities of $21.2 million in deposits and $4.5  million in deferred revenue related to Clean Coal
*** LT liabilities include deferred revenues related to Clean Coal of $11.2 million and $0.9 million at 6/30/13 and 6/30/12 respectively
© 2012-2013 Advanced Emissions Solutions, Inc.

BALANCE SHEET HIGHLIGHTS

$(000) 2013 2012
Revenues $58,930 $52,511 $68,314
*Revenues excluding coal sales $27,161 $14,772 $23,354
Gross Margin Before Depreciation and Amortization $10,594 $7,434 $9,388
General and administrative 8,109 4,040 7,313
Research and development 577 618 347
Depreciation and amortization 1,347 1,181 1,422
Operating Income $561 $1,595 $306
Income from unconsolidated entities 274 132 323
Interest and other income, net (83) (389) (313)
Other expense (735) (469) (673)
Income (Loss) from Continuing Operations Before
Income Taxes and  Non-controlling interests $17 $869 ($357)
Income Tax Benefit (Expense) -                 -                 -
Non-controlling interests (3,195)           (2,167)           (1,812)
Net Income (Loss) Attributable to ADA (3,178) $        (1,298) $        (2,169) $
Net Income (Loss) Per Basic Common
Share Attributable to ADA (0.32) $          (0.13) $          (0.22) $
Weighted Average Basic Common Shares 10,076           10,002           10,050
*See page 32 for explanation of non-GAAP measure
2013
June  30,
For the Three Months Ended For the Three Months Ended
March 31,
© 2012-2013 Advanced Emissions Solutions, Inc. -23-
FINANCIAL RESULTS

REFINED COAL RESULTS
© 2012-2013 Advanced Emissions Solutions, Inc. -24-
The operation of these units included $32M in pass-through coal purchases/sales
In 2Q13 the four RC facilities operated by Clean Coal incurred operating expenses of $4.4M but generated $7.7M in tax credits
For the Three Months Ended
March 31,
$(000) 2013 2012 2013
Rental income 11,642 $                  10,590 $                  12,213 $
Coal sales 31,769 37,739 44,960
Other income 777 22 950
Total RC Revenues 44,188 $                  48,351 $                  58,123 $
Cost of Revenues 36,167 $                  41,908 $                  51,469 $
Gross Profit 8,021 $                    6,443 $                    6,654 $
Gross Profit Margin Percentage 18% 13% 11%
Adjusted Gross Profit* 12,393 $                  10,927 $                  13,144 $
Adjusted Gross Profit Margin Percentage* 99% 99% 99%
* Adjusted gross profit and adjusted gross profit margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses.
See page 32 for explanation of non-GAAP measures.
Operating Statistics (millions)
Tons for leased facilities 2.6 2.6 3.2
Tons retained 1.2 1.2 1.9
Total tons treated 3.8 3.8 5.1
Tax Credits generated by JV 7.7 $                         7.6 $                         12.6 $
Tax Credits to ADA (42.5%) 3.3 $                         3.2 $                         5.4 $
For the Three Months Ended
June 30,
Clean Coal operated 9 facilities in 2Q13, 5 of which were leased or sold to RC investors

MATS rule finalized in March 2012- compliance by 2015/2016
2Q13 Revenues up 200% year-over-year, driven by MATS demand for ACI and DSI systems
Backlog at 6/30/13 stands at $33.2M
Currently working on bids or discussing potential projects for ACI and DSI systems in excess of $150 million
For the Three Months Ended
March 31,
2013 2012 2013
$(000)
Systems and equipment 9,915 $           2,745 $        7,525 $
Consulting and development 2,020              1,058           1,004
Chemicals 79                     162               240
Total EC Revenues $12,014 $3,965 $8,769
Cost of Revenues 9,711 $           3,087 $        6,253 $
Gross Profit 2,303 $           878 $           2,516 $
Gross Profit Margin Percentage 19% 22% 29%
EC segment Backlog 33,200 $         4,500 $        32,700 $
For the Three Months Ended
June 30,
© 2012-2013 Advanced Emissions Solutions, Inc. -25-
EMISSION CONTROL

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Man-door with PRV
Bin Vent Filter
Level Transmitters
PAC Storage Module
Process Equipment Module

Feeder Room
Fill Pipe
Blower Room
Electrical Room

© 2012-2013 Advanced Emissions Solutions, Inc.

ADA STANDARD ACI SYSTEM -26-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

ADA
Norit
CB-EEC
Albermarle
Alstom
Amerex
B&W
BPI
Dustex
Shick
Siemens

ACI MARKET SHARE Boilers treated by ACI systems Source: ICAC ADA Norit Clyde Bergemann- EEC © 2012-2013 Advanced Emissions Solutions, Inc. -27-

REFINED COAL: INTRODUCTION & OVERVIEW
© 2012-2013 Advanced Emissions Solutions, Inc. -28-
The CyClean
TM
, M-45
TM
and M-45-PC
TM
technologies provide on-site, proprietary pre-treatment to Powder River Basin (PRB)
and Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal boilers.
Key Dates
June
2010:
Clean Coal Solutions commences operations at first two RC facilities
December 2010: Congress extends “placed-in-service” deadline for new RC facilities to 12/31/11
January - December 2011: CCS fabricates, installs and “places-in-service” 26 additional RC units able to qualify for Section 45 tax credits
June 2011: an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M
2012 - 2014: CCS focused on capturing the value of Section 45 tax credits
The American Jobs Creation Act of 2004, Section 45 of the IRC:
contains provisions to incentivize the production of pollution mitigating Refined Coal (RC) via annually escalating tax credits per ton of coal burned. RC reduces mercury by 40%+ and NOx emissions by
20%+ when that coal is burned.
Clean Coal Solutions (“CCS”) JV offers three technologies that produce
Section 45 Refined Coal

REFINED COAL PHOTOGRAPHS © 2012-2013 Advanced Emissions Solutions, Inc. -29-

FINANCIAL IMPACT OF RC OPERATIONS
Facilities Status 1Q13A 2Q13A Annual run rate through 2021
RC Facilities # 1-7
5 facilities leased/sold at 1Q13,
2 retained by CCS
$10.1 $11.5 $50.0
RC Facility #8
Operated by CCS until late July,
then leased to RC investor
($2.0) ($1.4) $14.0
RC Facility #9 Leased to RC investor in late July $0.0 $0.0 $10.0
RC Facility #10
Commenced operations by CCS in
June, expect to be leased in 2H13
$0.0 ($0.3) $9.0
$8.1 $9.8 $83.0
Note:
ADA owns 42.5% of Clean Coal Solutions
Gross Margin from these  RC facilities
© 2012-2013 Advanced Emissions Solutions, Inc. -30-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

$15
$10
$5
Millions
$-
$(5)
$(10)
$(15)
CAPEX
($2M)
Operating Expense
($9M/yr)
$12M/yr
Payment from RC investor
~$9M
Cash at Closing (Pre-Paid Rent)

REFINED COAL:
CCS Self Monetization 3
rd
Party RC Investor
CCS Consolidated financial example for a 3 MT/yr facility
© 2012-2013 Advanced Emissions Solutions, Inc. -31-
FINANCIAL IMPACT OF CONVERTING AN RC FACILITY FROM CCS OPERATION
TO 3
PARTY RC INVESTOR
RD

For the For the For the
Three Months Ended Three Months Ended Three Months Ended
$(000) June 30, 2013 June 30, 2012 March 31, 2013
Coal sales 31,769 $                         37,739 $                      44,960 $
Cost of coal sales 31,769 $                         37,739 $                      44,960 $
Operating costs of retained tonnage 4,372 $                           4,484 $                         6,490 $
Revenues excluding coal sales, adjusted gross profit and adjusted gross profit percentage are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on revenues, gross margin and gross margin percentage from Clean Coal’s operation of certain RC facilities for its own account.  Adjusted gross profit and adjusted gross margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses. We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on revenues, gross margin and gross margin percentage of the operation of these RC facilities by Clean Coal for its own account.
© 2012-2013 Advanced Emissions Solutions, Inc. -32-
NON-GAAP
FINANCIAL
MEASURES

Graham Mattison
Vice President, Investor Relations
(646)-319-1417
graham.mattison@adaes.com
Michael D. Durham, Ph.D., MBA
President & CEO
Mark H. McKinnies
SVP & CFO
© 2012-2013 Advanced Emissions Solutions, Inc.

CONTACTS